Rule 497(e)
File Nos. 333-01153 & 811-07549

SCHWAB SELECT ANNUITY®

SUPPLEMENT Dated January 12, 2010
To the Prospectus dated May 1, 2009 for the
Variable Annuity-1 Series Account
of Great-West Life & Annuity Insurance Company

The Board of Trustees of the Janus Aspen Series has approved the liquidation of the Janus Aspen Growth and Income Portfolio (the “Portfolio”) on or around April 30, 2010 (the “Liquidation”).   Both the Institutional and Service Share classes will be affected.

Service Shares of the Portfolio will be closed to new purchases on April 27, 2010.  The Institutional Share class was closed to new purchases and additional contributions in May 2007 and will remain closed.  Both share classes will be liquidated on the Liquidation date.

As of the date the Portfolio discontinues accepting requests to purchase shares, any Contract Owner utilizing the Automatic Contribution Plan or a custom transfer feature such as Dollar Cost Averaging or Rebalancer involving the Portfolio should contact an annuity account representative immediately to make alternate arrangements.  You may contact an annuity account representative by calling 1-800-838-0650, option 2, or in writing at Annuity Administration, PO Box 173920, Denver, CO 80217-3920. You may also use KeyTalk® at 1-800-838-0650, option 1, to elect a transfer from the Portfolio to another portfolio, or the website at www.schwab.com/annuities.  If you fail to make alternate arrangements, any allocations made to the Portfolio will be directed to the Schwab Money Market Portfolio™.

Any assets remaining in the Portfolio as of the date the Portfolio liquidates will be defaulted to the Schwab Money Market Portfolio™.  Shareholders may transfer assets out of the Portfolio any time prior to the Liquidation.

Accordingly, the following paragraph is added to the end of the description of the Janus Aspen Growth and Income Portfolio – Institutional Shares in the “The Portfolios” section on page 20 of the Prospectus:

“On or about April 30, 2010 (the “Effective Date”), the assets of the Portfolio will be liquidated, known liabilities satisfied, and remaining proceeds distributed to the Series Account, which will make distributions to the Owners.  As of the date the Portfolio discontinues accepting requests to purchase shares, any allocations, automatic contributions or automatic Rebalancer allocations to the Portfolio will be defaulted to the Schwab Money Market Portfolio™.  Upon completion of the Liquidation, the Portfolio will make liquidating distributions to the Series Account, which will make distributions to the Owners equal to the Owner’s proportionate interest in the net assets of the Portfolio, in complete redemption and cancellation of the Portfolio’s shares held by the Owner, and the Portfolio will be dissolved. All distributions will be invested in the Schwab Money Market Portfolio™.”

The following paragraph is added to the end of the description of the Janus Aspen Growth and Income Portfolio – Service Shares in the “The Portfolios” section on page 20 of the Prospectus:

“On or about April 30, 2010 (the “Effective Date”), the assets of the Portfolio will be liquidated, known liabilities satisfied, and remaining proceeds distributed to the Series Account, which will make distributions to the Owners.  The Portfolio will be closed to new purchases on April 27, 2010.  As of the date the Portfolio discontinues accepting requests to purchase shares, any allocations, automatic contributions or automatic Rebalancer allocations to the Portfolio will be defaulted to the Schwab Money Market Portfolio™.   Upon completion of the Liquidation, the Portfolio will make liquidating distributions to the Series Account, which will make distributions to the Owners equal to the Owner’s proportionate interest in the net assets of the Portfolio, in complete redemption and cancellation of the Portfolio’s shares held by the Owner, and the Portfolio will be dissolved. All distributions will be invested in the Schwab Money Market Portfolio™.”

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2009. Please keep this supplement for future reference.